SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                   Date of Report:     July 30, 1997
                                  ---------------------


                         CHAMPION PARTS, INC.
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            (Exact name of Registrant as specified in its Charter)



                 Illinois                               1-7807
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(State or other jurisdiction of incorporation)  (Commission File Number)

                             36-2088911
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                 (IRS Employer Identification  No.)



751 Roosevelt Road, #7-110, Glen Ellyn, Illinois        60137-5904
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (630) 942-8317
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Item 5.  Other Matters.

On July 10, 1997 the Company announced that it has reached an agreement with certain of its trade creditors to restructure approximately $3.4 million in past due obligations. Under the terms of this agreement, Champion made a cash distribution in the amount of 10% of the total restructured indebtedness, issued approximately $1.0 million in non-interest bearing promissory notes and issued other obligations entitling the trade creditors to a portion of the Company's defined free cash flow in years 2005 to 2009 of up to an aggregate of approximately $1.5 million.

The Company also announced that it settled a deferred compensation agreement with a former CEO of the Company. Under the agreement, Champion Parts received $195,000 in cash and a release of the deferred compensation obligation from the former CEO in exchange for assignment of two policies insuring the former CEO.

The Company is continuing discussions with certain other unsecured creditors to restructure the associated indebtedness upon terms substantially the same as the settlement with the trade creditors.


Item 7. Financial Statements and Exhibits.

Exhibits:

	10(a)		Cash Flow Obligation

	10(b)		Promissory Note




SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CHAMPION PARTS, INC.


Date:  July 17, 1997           		By:	      /s/ Jerry A. Bragiel
      ----------------               ----------------------------
                                               Jerry A. Bragiel
                                               President and CEO











                                                               Exhibit 10(a)

                            CASH FLOW OBLIGATION

July 1, 1997


FOR VALUE RECEIVED, Champion Parts, Inc., an Illinois corporation ("Maker" or "Champion"), hereby promises to pay to __________________, a _________
corporation ("Payee"), on each of the payment dates described below, the Cash Flow Payment (as such term is defined below). The Cash Flow Payment shall be due and payable on April 15 on each of the five years beginning
April 15, 2005 and ending April 15, 2009.

This Cash Flow Obligation is one of the cash flow obligations referenced in the Composition Agreement dated as of June 17, 1997 by and among Maker, Payee and the other parties identified therein (the "Composition Agreement"), and evidences certain indebtedness of the Maker to the Payee as more fully described in the Composition Agreement.

For purposes of calculating the amount, if any, of the Cash Flow Payments, the following terms have the meanings set forth below:

"Financial Statements" means, for each of Champion's fiscal years with respect to which it has a payment obligation hereunder, the audited consolidated balance sheets of Champion and its subsidiaries and the related consolidated statements of operations, stockholders' equity, cash flows and the notes thereto.

"Net Income" means the net income, if any, or net loss, if any, of Champion as shown on its Financial Statements.

"DAE" means the depreciation and amortization expense included in its Financial Statements.

"GAAP Adjustments" means, for any fiscal year of Champion, non-cash adjustments to Net Income for extraordinary items (including without limitation income from the cancellation or forgiveness of indebtedness) and changes in accounting principles, net of applicable taxes, all as determined in accordance with generally accepted accounting principles ("GAAP").

"Cash Flow From Operations" means the positive amount, if any, equal to Net Income plus DAE plus negative GAAP Adjustments and minus positive GAAP Adjustments.

"Capital Expenditure Allowance" means an amount equal to 25% of Cash Flow From Operations.

"Debt Service Payments" means, for any fiscal year of Champion, all principal payments actually made for borrowed money or on capital lease obligations.

"Available Cash" means 33% of the positive amount, if any, equal to the difference between Cash Flow From Operations minus the sum of (i) Debt Service Payments plus (ii) Capital Expenditure Allowance, provided however, that for purposes hereof, the amount of Available Cash for any Cash Flow Payment shall not exceed the sum of (i) $500,000 plus (ii) with respect to the second through the fifth Cash Flow Payments, the amount of any Carryover. "Carryover" shall mean, for the second Cash Flow Payment hereunder, the amount, if any, by which Available Cash for the first Cash Flow Payment was less than $500,000. For the third, fourth and fifth Cash fourth and fifth Cash Flow Payments, if the Available Cash for such year is less than $500,000 plus the amount of any Carryover from the prior year, the Carryover amount for the next year shall equal the amount of such shortfall (provided that no Carryover amount shall accrue or be payable after the fifth Cash
Flow Payment).

"Distributive Share" means a fraction, the numerator of which is the Payee's Creditor Claim and the denominator of which is $5,500,000.00. Payee's Distributive Share is _______%.

For each year that Champion has an obligation to make a "Cash Flow Payment" hereunder, such Cash Flow Payment shall be equal to the positive amount, if any, equal to the product of Payee's Distributive Share times Available Cash. The Cash Flow Payment shall be paid on each of the payment dates describe above, and shall be accompanied by a worksheet showing the calculation of such amount, which calculation shall be certified by Champion's independent public accountants.

Each Cash Flow Payment shall be payable in lawful money of the United States of America at the address of the Payee set forth below, or at such other place as the holder of this Cash Obligation may designate in writing to the Maker. If any payment hereunder shall become due on a Saturday, Sunday or business holiday under the laws of the State of Illinois, such payment shall be made on the next succeeding business day.

Prior to April 15, 2005 or during any time an Event of Default (as defined below) has occurred and is continuing under this Cash Flow Obligation, Champion shall not declare or pay any cash dividends with respect to any shares of its common stock. An "Event of Default" shall mean the failure of Maker to make when due any payment due hereunder, and such failure shall continue for thirty (30) days after written notice thereof from Payee is received by Maker.

In case of any consolidation of Champion with, or merger of Champion into, any other person (including, without limitation, any corporation, partnership, joint venture or association) or merger of any other person with or into Champion or in case of any sale, transfer or lease to any other person of all or substantially all the property of Champion, Champion or such successor or purchasing person, as the case may be, shall assume, by written agreement, the obligation of Champion to make the Cash Flow Payments hereunder such that the rights of the holder hereof are not impaired as a result of any such transaction.


THIS CASH FLOW OBLIGATION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS OBLIGATION MAY BE OFFERED FOR SALE, SOLD OR TRANSFERRED ONLY WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO CHAMPION PARTS, INC. TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

IN ADDITION TO THE FOREGOING RESTRICTION, THIS CASH FLOW OBLIGATION IS TRANSFERABLE ONLY AS FOLLOWS: UPON RECEIPT OF A BONA FIDE OFFER FROM A PROSPECTIVE PURCHASER OF THIS OBLIGATION, THE HOLDER SHALL PROVIDE WRITTEN NOTICE TO MAKER OF SUCH INTENDED TRANSFER AND SHALL PROVIDE MAKER WITH A
COPY OF SUCH OFFER WHICH SHALL IDENTIFY (1) THE INTENDED TRANSFEREE AND (2) THE AMOUNT OF CONSIDERATION TO BE PAID. UPON RECEIPT OF SUCH NOTICE, MAKER MAY NOTIFY THE HOLDER THAT MAKER INTENDS TO REPURCHASE THIS OBLIGATION
WITHIN 30 DAYS FOR THE AMOUNT OF CONSIDERATION STATED IN THE HOLDER'S NOTICE. MAKER'S NOTICE SHALL SPECIFY THE TIME AND PROCEDURES FOR MAKER'S REPURCHASE OF THIS OBLIGATION. IF MAKER DOES NOT REPURCHASE THIS OBLIGATION WITHIN 30 DAYS OF THE DATE OF MAKER'S NOTICE, OR IF MAKER DOES NOT NOTIFY HOLDER OF MAKER'S INTENT TO REPURCHASE THIS OBLIGATION WITHIN 10 DAYS AFTER THE DATE MAKER RECEIVES HOLDER'S NOTICE, THE HOLDER MAY TRANSFER THIS OBLIGATION WITHOUT FURTHER NOTICE TO MAKER. MAKER SHALL HAVE NO OBLIGATION TO RECOGNIZE ANY TRANSFER OF THIS OBLIGATION THAT IS NOT MADE IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS.

This Cash Flow Obligation has been made in and shall be construed in accordance with and governed by the laws of the State of Illinois. This Note shall inure to the benefit of Payee and its successors and assigns and shall be binding upon the undersigned and its successors and assigns.

EXECUTED AND DELIVERED at Glen Ellyn, Illinois, this first day of July, 1997.


                                       CHAMPION PARTS, INC.,
                                       an Illinois corporation


                                       By:    /s/ Jerry A. Bragiel
                                          -------------------------

                                       Its:    President and CEO
                                          -------------------------



































                                                              Exhibit 10(b)

                               PROMISSORY NOTE


$______________	                                             July 1, 1997


FOR VALUE RECEIVED, Champion Parts, Inc., an Illinois corporation ("Maker"), hereby promises to pay to __________________, a _________ corporation ("Payee"), the principal sum of _________________________________ Dollars
($__________), without interest, payable in twenty four equal quarterly installments. Such installment payments shall be due and payable on December 31, March 31, June 30 and September 30 of each year beginning
June 30, 1998 and ending on March 31, 2004, respectively.

All payments on this Promissory Note shall be payable in lawful money of the United States of America at the address of the Payee set forth below, or at such other place as the holder of this Promissory Note may designate in writing to the Maker. If any payment due hereunder shall become due on a Saturday, Sunday or business holiday under the laws of the State of Illinois, such payment shall be made on the next succeeding business day.
At the option of Maker, this Promissory Note may be prepaid at any time and from time to time, in whole or in part, without premium or penalty.

This Promissory Note is one of the promissory notes referenced in the Composition Agreement dated as of June 17, 1997 by and among Maker, Payee and the other parties identified therein (the "Composition Agreement"), and evidences certain indebtedness of the Maker to the Payee as more fully described in the Composition Agreement.

The entire unpaid balance hereof shall be due and payable upon written demand by the holder hereof upon the occurrence of an Event of Default. An "Event of Default" shall mean the failure of Maker to make when due any payment due hereunder, if such failure shall continue for thirty (30) days after written notice thereof from Payee is received by Maker.

In case of any consolidation of Maker with, or merger of Maker into, any other person (including, without limitation, any corporation, partnership, joint venture or association) or merger of any other person with or into Maker or in case of any sale, transfer or lease to any other person of all or substantially all the property of Maker, Maker or such successor or purchasing person, as the case may be, shall assume, by written agreement, the obligation of Maker to make the payments required hereunder such that the rights of the holder hereof are noy impaired as a result of any such transaction.

The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. No waiver of any provision of this Note shall constitute a waiver of any other terms hereof, or otherwise release or discharge the liability of Maker under this Note. No failure to exercise and no delay in exercising, on the part of Payee, any right, power or privilege under this Note shall operate as a waiver thereof nor shall simple or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulcative and are not exclusive of any rights or remedies provided by law.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY BE OFFERED FOR SALE, SOLD OR TRANSFERRED ONLY WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO CHAMPION PARTS, INC. TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

IN ADDITION TO THE FOREGOING RESTRICTION, THIS PROMISSORY NOTE IS TRANSFERABLE ONLY AS FOLLOWS: UPON RECEIPT OF A BONA FIDE OFFER FROM A PROSPECTIVE PURCHASER OF THIS NOTE, THE HOLDER SHALL PROVIDE WRITTEN NOTICE TO MAKER OF SUCH INTENDED TRANSFER AND SHALL PROVIDE MAKER WITH A COPY OF SUCH OFFER WHICH SHALL IDENTIFY (1) THE INTENDED TRANSFEREE AND (2) THE AMOUNT OF CONSIDERATION TO BE PAID. UPON RECEIPT OF SUCH NOTICE, MAKER MAY NOTIFY THE HOLDER THAT MAKER INTENDS TO REPURCHASE THIS NOTE WITHIN 30 DAYS FOR THE AMOUNT OF CONSIDERATION STATED IN THE HOLDER'S NOTICE. MAKER'S NOTICE SHALL SPECIFY THE TIME AND PROCEDURES FOR MAKER'S REPURCHASE OF THE NOTE. IF MAKER DOES NOT REPURCHASE THIS NOTE WITHIN 30 DAYS OF THE DATE OF MAKER'S NOTICE, OR IF MAKER DOES NOT NOTIFY HOLDER OF MAKER'S INTENT TO REPURCHASE THIS NOTE WITHIN 10 DAYS AFTER THE DATE MAKER RECEIVES HOLDER'S NOTICE, THE HOLDER MAY TRANSFER THIS NOTE WITHOUT FURTHER NOTICE TO MAKER. MAKER SHALL HAVE NO OBLIGATION TO RECOGNIZE ANY TRANSFER OF THIS NOTE THAT IS NOT MADE IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS.

This Promissory Note has been made in and shall be construed in accordance with and governed by the laws of the State of Illinois. This Note shall inure to the benefit of Payee and its successors and assigns and shall be binding upon the undersigned and its successors and assigns.

EXECUTED AND DELIVERED at Glen Ellyn, Illinois, this first day of July, 1997.


                                            CHAMPION PARTS, INC.,
                                            an Illinois corporation


                                            By:   /s/ Jerry A. Bragiel
                                                ------------------------

                                            Its:   President and CEO
                                                ------------------------